                                                                    Exhibit 99.4

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                       VENTAS REALTY, LIMITED PARTNERSHIP,

                                  as Mortgagor


                                       to


                 BANK OF AMERICA, N.A., as Administrative Agent,

                                  as Mortgagee


                           ---------------------------


                     AMENDED AND RESTATED MORTGAGE, SECURITY

                        AGREEMENT AND ASSIGNMENT OF RENTS


                           ---------------------------


                           Dated as of April 17, 2002

                   PREPARED BY AND UPON RECORDATION RETURN TO:

                             MOORE & VAN ALLEN, PLLC
                        100 North Tryon Street, Floor 47
                      Charlotte, North Carolina 28202-4003
                     Attention: Edward S. Booher, Jr., Esq.


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

       THIS AMENDED AND RESTATED MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS (this "Mortgage") dated as of April 17, 2002, by and between VENTAS
             --------
REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, having its principal office at 4360 Brownsboro Road, Suite 115, Jefferson County, Louisville, Kentucky 40207-1642, as mortgagor hereunder ("Mortgagor"), and BANK
                                                          ---------
OF AMERICA, N.A., in its capacity as Administrative Agent ("Administrative
                                                            --------------
Agent") for the Lenders (as hereinafter defined) from time to time party to the
-----
Credit Agreement (as hereinafter defined), with a mailing address of Agency Management, 1455 Market Street, 5th Floor, Mail Code: CA5-701-05-19, San Francisco, California 94103 (Bank of America, N.A., in its capacity as Administrative Agent, is referred to herein as "Mortgagee").
                                                ---------

       WHEREAS, Mortgagor previously executed and delivered that certain Mortgage, Open-End Mortgage, Deed of Trust, Trust Deed, Deed to Secure Debt, Credit Line Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement dated as of January 31, 2000, by and between Mortgagor, as mortgagor/trustor/grantor/debtor thereunder and Bank of America, N.A., as administrative agent, mortgagee/beneficiary/grantee thereunder recorded in the official records of Marion County, Indiana, as Instrument No. 2000-0038831 (the "Original Mortgage");
 -----------------

       WHEREAS, the Mortgagor is the owner of the fee simple interest in the real property described on Schedule A attached hereto and incorporated herein by
                           ----------
reference;

       WHEREAS, in connection with that certain credit facility in the amount of $350 million (the "Credit Facility") established in favor of Mortgagor pursuant
                   ---------------
to the terms of that certain Second Amended and Restated Credit, Security and Guaranty Agreement dated as of April 17, 2002 (as amended, modified, increased, extended, renewed or replaced from time to time, the "Credit Agreement") among
                                                      ----------------
Mortgagor, as borrower thereunder, Ventas, Inc., certain subsidiaries of Mortgagor, as guarantors, the Lenders identified therein (the "Lenders"), Bank
                                                               -------
of America, N.A., as issuing bank for the letter of credit thereunder, Administrative Agent and UBS Warburg, as Syndication Agent, Mortgagor has refinanced the debt obligations secured by the Original Mortgage. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement; and

       WHEREAS, the Lenders agreed to make the requested Credit Facility available to the Mortgagor provided that, among other things, the Mortgagor amends and restates the Original Mortgage and Mortgagor and Administrative Agent have agreed to amend and restate the Original Mortgage in its entirety.

       NOW THEREFORE, in consideration of the premises herein stated and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor and Administrative Agent agree that, effective as of the date hereof, the terms of the Original Mortgage are hereby amended and restated in their entirety as follows:

                              W I T N E S S E T H:
                              - - - - - - - - - -

       WHEREAS, in this Mortgage, any reference to "Secured Indebtedness" shall mean the total indebtedness, obligations and liabilities to be secured by this Mortgage consisting of the sum of the following:

              (i) the aggregate principal of all Loans and other advances made and to be made by the Lenders under the Credit Agreement, the outstanding amount of which shall not exceed Three Hundred Fifty Million Dollars ($350,000,000) at any time, as the same may be increased to Four Hundred Fifty Million Dollars ($450,000,000) per the terms of the Credit Agreement; plus
                  ----

              (ii) interest on the principal amount of all Loans made and to be made by the Lenders under the Credit Agreement, as provided in the Credit Agreement; plus
                         ----

              (iii) all other amounts payable under the Credit Agreement, this Mortgage and any other Fundamental Document (as defined herein) which relate to the Credit Agreement, or any of the security therefor, in each case as the same may be amended, amended and restated, modified or supplemented from time to time (including advances to protect the collateral and all costs of enforcement), or as the maturities thereof may be extended or renewed from time to time; plus
                                                     ----

              (iv) any and all Hedging Obligations payable by Borrower to the Hedging Banks or any amounts payable to Bank of America, N.A. or any other Lender in connection with any bank account maintained by the Borrower or any other Credit Party (as defined in the Credit Agreement) at Bank of America, N.A. or any other Lender or any other banking services provided to the Borrower or any other Credit Party by Bank of America, N.A., Morgan Guaranty Trust Company of New York or any other Lender with respect to, or in any way related to, any of the Fundamental Documents; plus
                  ----

              (v) any other Obligations (as defined in the Credit Agreement) of the Borrower; and

       WHEREAS, the Lenders have required Mortgagor to execute and deliver this Mortgage as a condition precedent to entering into the Credit Agreement and the making of any Loans;

       In consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Mortgagor, to ratably secure the punctual payment by Mortgagor when due, whether at stated maturity, by acceleration or otherwise, of the Secured Indebtedness and the performance and observance of all other covenants, obligations and liabilities of Mortgagor under the Credit Agreement, this Mortgage or any other document referred to as a Fundamental Document under the Credit Agreement (the Credit Agreement, this Mortgage and such other documents being herein collectively called the "Fundamental Documents"), Mortgagor does hereby grant,
                         ---------------------
bargain and sell, give, mortgage, warrant, convey, alien, remise, release, assign, transfer, grant a security interest in, set over, deliver and confirm to Mortgagee upon the terms and conditions of this Mortgage, with power of sale and right of entry and possession (to the extent permitted by Applicable Law), each and all of the real property, and further grants to Mortgagee a security interest in and to all other property, described in the Granting Clauses set forth below.

       The total outstanding principal amount of indebtedness secured by this Mortgage shall not exceed Four Hundred Fifty Million Dollars ($450,000,000).

       However, the security for such indebtedness shall not be reduced by any prepayment or repayment thereof so long as any portion of such indebtedness shall remain unpaid and that portion of such indebtedness last remaining unpaid shall be deemed secured hereby.

                                GRANTING CLAUSES
                                ----------------

       ALL of the estate, right, title and interest of the Mortgagor in and to all of those certain lot(s), piece(s) or parcel(s) of land described on Schedule
                                                                        --------
"A" attached hereto and made a part hereof for all purposes, and all tenements,
--
hereditaments, servitudes, appurtenances, rights, privileges, and immunities belonging or appertaining thereto (the foregoing is collectively referred to as the "Land"); and
     ----

       TOGETHER WITH, all of the estate, right, title and interest of the Mortgagor, as lessor, both at law and in equity, under any leases which may now or hereafter be entered into in respect of the Mortgaged Property (as hereinafter defined), as the same may be hereafter amended, modified, restated, extended, supplemented, renewed or consolidated and all subleases, licenses, occupancy agreements or concessions whereby any Person has agreed to pay money or any consideration to the Mortgagor for the use, possession or occupancy of the Mortgaged Property or any part thereof, and all rents, income, profits, benefits, avails, advantages and claims against guarantors under any thereof (each of the foregoing is referred to as a "Lease" and collectively are referred
                                            -----
to as the "Leases") and all rights in and to any deposits of cash, securities or
           ------
other property which may be held at any time and from time to time by Mortgagor as the lessor under the Leases to secure the performance of the covenants, conditions and agreements to be performed by any lessee thereunder; and

       TOGETHER WITH, all right, title and interest of Mortgagor in and to all structures, buildings, facilities and other improvements thereto or thereon situate heretofore or hereafter erected or placed on the Land, and in and to all building materials, equipment and fixtures of every kind and nature now or hereafter located on the Land (the foregoing is collectively referred to as the "Improvements"); and
 ------------

       TOGETHER WITH, all right, title and interest of Mortgagor in and to all tenements, hereditaments, rights, rights-of-way, easements, privileges, liberties, riparian rights and appurtenances thereunto belonging, or in any way appertaining to the Real Property (as such term is defined herein) (including, without limitation, all rights relating to storm and sanitary sewer, water, gas, electric, railway and telephone services); all right, title and interest, if any, of the Mortgagor in and to all gas, oil, minerals, coal and other substances of any kind or character underlying such Real Property; all estate, claim, demand, right, title or interest, if any, of the Mortgagor in and to any street, road, highway, or alley

(vacated or otherwise) adjoining said Real Property or any part thereof (the foregoing is collectively referred to as the "Appurtenances"); and
                                              -------------

         TOGETHER WITH, all right, title and interest of Mortgagor in and to all machinery, equipment, fixtures, furniture, fittings, inventory, appliances, tools, accessories, building or construction materials and other property of every kind whatsoever owned by Mortgagor (and, with respect to a lease of any of the foregoing, to the extent of Mortgagor's rights as a lessee thereunder), or in which Mortgagor has any right, title or interest, now or hereafter attached to, or located in or upon, or used in connection with, the Real Property, together with any and all additions thereto, substitutions therefor, and repairs, replacements, improvements, and restorations thereof (including, without limitation, all elevators, escalators, utility installations, plumbing, boilers, heating, lighting, ventilation, air conditioning equipment, roof tanks, motors, steam piping, sprinkler systems, cleaning equipment, spare parts of any kind whatsoever, and other installations and fixtures of every kind whatsoever), and all cash and non-cash proceeds thereof, all of which shall be deemed to be and remain and form a part of the realty (to the maximum extent permitted by law) and are covered by the lien of this Mortgage (the foregoing is collectively referred to as the "Equipment"); and
                    ---------

         TOGETHER WITH, all right, title and interest of Mortgagor in and to all contracts, agreements, options, rights of first refusal or rights of first offer and other agreements, understandings or arrangements relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Property or any part thereof, and all income, profits, benefits, avails, advantages and claims against guarantors under any of them (the foregoing is collectively referred to as the "Contracts"); and
                                              ---------

         TOGETHER WITH, all right, title and interest of Mortgagor in and to all licenses, permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Real Property or any part thereof, (all of the foregoing is collectively referred to as the "Permits"); and
        -------

         TOGETHER WITH, all right, title and interest of Mortgagor in and to all drawings, plans, specifications and similar or related items relating to the Real Property (the foregoing is collectively referred to as the "Plans"); and
                                                                 -----

         TOGETHER WITH, all right, title and interest of Mortgagor in and to any and all awards, damages, payment and other compensation, and any and all claims therefor and rights thereto, which may result from taking or injury by virtue of the exercise of the power of eminent domain, or any damage, injury or destruction in any manner caused to the Real Property or the improvements thereon, or any part thereof (the foregoing is collectively referred to as the "Condemnation Awards"); and
 -------------------

         TOGETHER WITH, all right, title and interest of Mortgagor in and to the insurance policies required to be maintained by the Mortgagor pursuant to the Credit Agreement or this Mortgage (the foregoing is collectively referred to as the "Insurance Policies") and all right, title and interest of Mortgagor in and
     ------------------
to any and all proceeds of insurance policies of every kind whatsoever, including title insurance (and all unearned premiums thereon), now or hereafter payable by reason of any damage or destruction to the Real Property, whether payable under the Insurance Policies or otherwise, and all interest thereon (the foregoing is collectively referred to as the "Insurance Policies and Proceeds"); and
                                 -------------------------------

       TOGETHER WITH, all right, title and interest of the Mortgagor in and to all other proceeds of the foregoing (the foregoing is collectively referred to as the "Proceeds").
        --------

(In this Mortgage, the Land, the Leases, the Appurtenances, the Improvements, and the Equipment are collectively referred to as the "Real Property" provided,
                                                       -------------
however, that where the context would require reference to tangible real property, the term "Real Property" shall mean the Land, the Improvements, the
                    -------------
Appurtenances and the Equipment and the other items of tangible property which are referred to in the granting clauses hereinabove set forth. The Real Property and all the other rights, interests, benefits and properties described in the foregoing granting clauses are collectively referred to as the "Mortgaged
                                                                ---------
Property").
--------

       TO HAVE AND TO HOLD the above granted, conveyed, mortgaged and warranted Mortgaged Property unto the Mortgagee, its successors, heirs and assigns, to its and their own proper use, benefit and behoove forever;

       PROVIDED THAT this Mortgage shall be discharged at the expense of Mortgagor (i) upon payment in full of the Secured Indebtedness, (ii) if the Credit Agreement provides for a discharge or release of the lien of this Mortgage or for the reconveyance of the Mortgaged Property to Mortgagor upon the payment to Mortgagee of a specified sum other than the entire Secured Indebtedness (herein referred to as the "Release Price"), upon payment in full
                                         -------------
of the Release Price to Mortgagee or (iii) as otherwise expressly provided in the Credit Agreement.

                                    ARTICLE I

 MORTGAGOR REPRESENTS, WARRANTS, COVENANTS AND AGREES WITH MORTGAGEE AS FOLLOWS:

       Section 1.    Definitions. In this Mortgage, all words and terms not
                     -----------
defined herein shall have the respective meanings and be construed herein as provided in the Credit Agreement. Any reference to a provision of the Credit Agreement shall be deemed to incorporate that provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein. In this Mortgage, unless otherwise specified, references to this "Mortgage" or to "Lease(s)," "Credit Agreement," or "Fundamental Document(s)" shall include all renewals, modifications, amendments, restatements, supplements, extensions, consolidations, substitutions, spreaders and replacements thereof, in whole or in part.

       Section 2.    Beneficiaries. Nothing herein expressed or implied is
                     -------------
intended or shall be construed to confer upon, or to give to, any person other than the Mortgagor and the Mortgagee any right, remedy or claim under, or by reason hereof. All covenants, stipulations and agreements herein contained by and on behalf of the Mortgagor shall be for the sole and exclusive benefit of the Mortgagee, as agent for the Lenders.

       Section 3.    No Credit for Taxes Paid. Mortgagor shall not be entitled
                     ------------------------
to any credit against payments due hereunder by reason of the payment of any taxes, assessments, water or sewer rent or other governmental charges levied against the Mortgaged Property.

       Section 4.    Representations: Seisin and Warranty. Mortgagor represents
                     ------------------------------------
and warrants that, except as set forth on Schedule "B" attached hereto and made
                                          -----------
a part hereof for all purposes, the Mortgagor is the owner of a good, valid and subsisting fee simple ownership interest in the Real Property (except for trade fixtures and other improvements and property owned by tenants under any Lease), free and clear of all liens other than liens which are Permitted Encumbrances (as said term is defined in the Credit Agreement) under the Credit Agreement; and as and to the extent required under Section 5.10 of the Credit Agreement, Mortgagor shall warrant, defend and preserve such title and the rights granted by this Mortgage with respect thereto against all claims of all persons and entities. Mortgagor further warrants that it has the absolute right to grant this Mortgage without the necessity of obtaining the consent of any Person. This Mortgage constitutes a valid, binding and enforceable first lien on such portion of the Mortgaged Property as constitutes real property and fixtures, subject only to the Permitted Encumbrances. Mortgagor shall cause the representation and warranties in this Section 4 to continue to be true in each and every respect.

       Section 5.    Preservation, Maintenance and Repair. Subject to the
                     ------------------------------------
applicable terms of the Credit Agreement, including, without limitation, the limitations set forth in Section 5.3 of the Credit Agreement, all buildings, structures and other improvements which are presently erected or in the future are to be erected upon the Real Property, shall be kept and maintained or caused to be kept and maintained in good and substantial repair, working order and condition and otherwise in accordance with the terms of the Credit Agreement. All of Mortgagor's right, title and interest in and to all alterations, replacements, renewals or additions made pursuant to this Section shall automatically become and constitute a part of the Mortgaged Property and shall be covered by the lien of this Mortgage.

       Section 6.    No Additional Liens. Except as otherwise expressly provided
                     -------------------
or permitted in the Credit Agreement or in any leases with tenants, the Mortgagor shall not, without the prior express written consent of the Mortgagee, remove or suffer to be removed from the Mortgaged Property any fixtures subject to the lien hereof (as the term "fixtures" is defined by the law in the State in which the Real Property is located) and including all personal property owned by Mortgagor located on and used in connection with the Real Property, presently or in the future to be incorporated into, installed in, annexed or affixed to the Mortgaged Property (unless such fixtures and property have been replaced with similar fixtures of equal or greater value or are sold or disposed of or removed in accordance with the terms of the Credit Agreement); nor, except as expressly provided or permitted pursuant to the Credit Agreement, will the Mortgagor execute or cause to be executed any security interest upon any such fixtures, additions to, substitutions or replacements thereof or upon any fixtures in the future to be installed in, annexed or affixed to the Mortgaged Property, without the prior express written consent of the Mortgagee.

       Section 7.    Secured Indebtedness; Performance. The Mortgagor shall duly
                     ---------------------------------
and punctually pay when due the Secured Indebtedness. Mortgagor will perform and observe all of its obligations under the Credit Agreement and the other Fundamental Documents to which it is a party. The Mortgagor shall duly perform and abide by the terms and covenants herein.

       Section 8.    Waiver. The acceptance by the Mortgagee of any payments
                     ------
hereunder, after default, or the failure of the Mortgagee, in any one or more instances to insist upon strict performance by the Mortgagor of any terms and covenants of this Mortgage or to exercise any option or election herein conferred, shall not be deemed to be a waiver or relinquishment for the future of any such terms, covenants, elections or options.

       Section 9.    Mortgage as Security Agreement. This Mortgage constitutes a
                     ------------------------------
security agreement under the Uniform Commercial Code of the State in which the Real Property is situated, and the Mortgagor hereby grants to the Mortgagee a security interest in all of Mortgagor's right, title and interest in and to all goods, inventory, furniture, fixtures and equipment, and all other machinery, appliances, furnishings, tools, personal property and building materials, now owned or hereafter acquired by the Mortgagor, and installed or to be installed in or on the Mortgaged Property, or used or to be used in the business, management or operation of the Mortgaged Property, and all substitutions, replacements, additions and accessions thereto (provided that any such substitutions, replacements, additions and accessions thereto shall be of equal or greater value), together with all cash and non-cash proceeds thereof. The mailing addresses of Mortgagor (Debtor) and Mortgagee (Secured Party) appear at the beginning hereof. The Mortgagor shall execute, deliver, file and refile any financing statements, or continuation statements that the Mortgagee may reasonably require from time to time to perfect or confirm the lien of this Mortgage with respect to such property. Without limiting the foregoing, Mortgagor hereby irrevocably authorizes the Mortgagee to file UCC financing statements and any amendments thereto or continuations thereof, and any other appropriate security documents or instruments and to give any notices necessary or desirable to perfect or confirm the lien of this Mortgage with respect to such property, in all cases without the signature of Mortgagor or to execute such items as attorney-in-fact for Mortgagor; provided, that Mortgagee shall
                                              --------
provide copies of any such documents or instruments to Mortgagor. This instrument shall be deemed a fixture financing statement under the Uniform Commercial Code of the State in which the Real Property is situated.

       Section 10.   No Assignment. Unless otherwise expressly provided or
                     -------------
permitted in the Credit Agreement, this Mortgage shall not be assigned by the Mortgagor without the prior express written consent of the Mortgagee.

       Section 11.   Date of Mortgage. The date of this Mortgage shall be for
                     ----------------
identification purposes only and shall not be construed to imply that this Mortgage was executed on any date other than the respective dates of the acknowledgments of the parties hereto. This Mortgage shall become effective upon its delivery.

       Section 12.   Taxes; Recording Taxes and Fees. (a) Subject to the terms
                     -------------------------------
of the Credit Agreement (including, without limitation, Mortgagor's right to contest taxes as set forth in Section 5.9 of the Credit Agreement), Mortgagor shall promptly pay and discharge or cause to be promptly paid and discharged all taxes, assessments, municipal or governmental rates, charges, impositions, liens and water and sewer rents or any part thereof (each an "Imposition",
                                                        ----------
collectively the "Impositions"), heretofore or hereafter imposed upon the
                  -----------
Mortgaged Property, Mortgagor or in respect of this Mortgage. Within fifteen
(15) Business Days of a written request by Mortgagee, Mortgagor shall submit or cause to be submitted to Mortgagee receipted bills or other evidence showing payment of the Impositions or that the same are being contested on the terms set forth in the Credit Agreement.

              (b) Mortgagor will pay all filing, registration or recording fees, and all reasonable expenses incident to the execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any assignments of leases and rents, profits and leases, any security instrument with respect to any equipment, any subordination, non-disturbance and attornment agreement in connection with any Lease, and any instrument of further assurance, and all federal, state, county and municipal stamp taxes, mortgage recording taxes, and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to any equipment or any instrument of further assurance.

       Section 13.   Change in Laws. During the term of this Mortgage, in the
                     --------------
event of the passage of any law or regulation which changes in any way the laws now in force for the taxation of mortgages, or debts secured thereby, for state or local purposes, or the manner of the operation of any such taxes, so as to affect the interest of the Mortgagee or the Lenders, then and in such event, the Mortgagor shall bear and pay the full amount of such taxes; provided however, that Mortgagor shall not be responsible for the payment of any income or franchise taxes of the Mortgagee or any of the Lenders.

       Section 14.   Insurance. Mortgagor shall maintain in full force and
                     ---------
effect or cause to be maintained in full force and effect Insurance Policies during the life of this Mortgage, insuring the Mortgaged Property against fire, extended coverage and other insurable hazards, casualties and contingencies as required under the Credit Agreement or other Fundamental Documents.

       Section 15.   Damage and Destruction. If the Mortgaged Property, or any
                     ----------------------
material part thereof, shall be destroyed or damaged by fire or any other casualty, whether insured or uninsured, Mortgagor shall give notice thereof to Mortgagee within thirty (30) days after Mortgagor obtains knowledge of the occurrence of such casualty. Notwithstanding anything to the contrary contained herein or in any other provision of Applicable Law, the proceeds of insurance policies coming into the possession of Mortgagee shall not be deemed trust funds and Mortgagee shall be entitled to dispose of such funds as expressly provided in the Credit Agreement. Mortgagee shall apply proceeds of insurance as provided or permitted in the Credit Agreement, without affecting the lien of the Mortgage for the full amount secured hereby before such payment took place.

       Section 16.   Condemnation/Eminent Domain. Promptly upon obtaining
                     ---------------------------
knowledge of the institution of any proceedings for the condemnation of the Mortgaged Property, or any portion thereof which would result in Condemnation Proceeds of $300,000 or more, Mortgagor will notify Mortgagee in writing of the pendency of such proceedings. Mortgagor shall, at its sole expense, diligently prosecute any such proceeding. All Condemnation Awards shall be held, applied, and disbursed as expressly provided or permitted by the Credit Agreement.

       Section 17.   Compliance with Laws. The Mortgagor agrees to comply or
                     --------------------
cause compliance with all Applicable Law relating to the Mortgaged Property as and to the extent required by the terms of the Credit Agreement. Without limiting any other provision of this Mortgage, the Mortgagor shall not initiate, consent to or affirmatively support any change in applicable zoning which would materially and adversely affect the value of the lien created by this Mortgage or seek any zoning variance or permission which would adversely and materially affect the value of the lien created by this Mortgage, in either case without the consent of Mortgagee, which consent shall not be unreasonably withheld, or except to the extent Mortgagor is required to take any of such actions, or to cooperate therewith pursuant to the terms of any Lease.

       Section 18.   Environmental Laws. Mortgagor shall comply or cause
                     ------------------
compliance with all of the terms, conditions and provisions of the Credit Agreement relating to compliance with Environmental Laws; notification requirements with respect to violations or potential violations thereof; testing, sampling and investigation requirements; and all other requirements and obligations with respect to Environmental Laws, in each case as and to the extent required in the Credit Agreement. Nothing herein, in the Credit Agreement or other Fundamental Documents shall be construed as devolving control of the Real Property or imposing "owner or operator" status upon Mortgagee prior to any purchase of the Real Property by Mortgagee at foreclosure or the taking of a deed in lieu of foreclosure.

       Section 19.   Indemnification. If any action or proceeding arising out of
                     ---------------
or relating to the Mortgaged Property, this Mortgage or any of the transactions contemplated herein shall be commenced, to which action or proceeding the holder of this Mortgage is made a party, or in which it becomes necessary to defend or uphold the lien of this Mortgage, the expense of any litigation to prosecute or defend the rights and lien created by this Mortgage (including reasonable attorneys' fees, charges and disbursements through all appeals but excluding any such expenses to the extent incurred (x) by reason of the gross negligence or willful misconduct, as determined by a final order or judgment of a court of competent jurisdiction, of Mortgagee, or (y) in any litigation in which Mortgagee and Mortgagor are adverse to each other, and in which the Mortgagor prevails on its claims and the Mortgagee does not prevail on its defenses or its counterclaims interposed in such litigation), shall be paid by the Mortgagor, and until so paid, any such sum and the interest thereon shall be a lien on the Mortgaged Property, prior to any right, or title to, interest in or claim upon the Mortgaged Property attaching or accruing subsequent to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage. In any action or proceeding to foreclose this Mortgage, or to recover or collect the debt secured hereby, the provisions of law respecting the recovery of costs, disbursements and allowances shall prevail unaffected by this covenant.

       Section 20.   Assignment of Leases and Rents. The Mortgagor hereby
                     ------------------------------
assigns to the Mortgagee all Leases, rents, issues and profits (collectively the "Rents") relating to or arising out of or from the Mortgaged Property as further
 -----
security for the payment of the Secured Indebtedness secured hereby, and the Mortgagor grants to the Mortgagee the right to enter upon and to take possession of the Mortgaged Property for the purpose of collecting the Rents and to let the Mortgaged Property or any part thereof, and to apply the Rents after payment of all necessary charges and expenses, on account of the Secured Indebtedness. The assignments of the Leases and Rents are and shall be present, absolute and irrevocable assignments and not merely the passing of a security interest and such assignments shall continue in effect until all of the Secured Indebtedness is paid in full and all the Obligations have been fully repaid and this Mortgage discharged of record or until this Mortgage is otherwise released in accordance with the terms of the Credit Agreement; provided however, for so long as no Event of Default exists, the Mortgagee hereby waives the right to enter upon and to take possession of the Mortgaged Property for the purpose of collecting the Rents and further grants to Mortgagor a revocable license to collect the Rents. Said license shall terminate and be revoked automatically upon the occurrence of an Event of Default. Mortgagor shall not, without the written consent of the Mortgagee (i) receive or collect rent from any tenant of the Mortgaged Property or any part thereof for a period of more than one month in advance of the date said rent is due per the terms of the applicable lease (excluding any security deposits as provided in leases expressly approved by the Mortgagee or otherwise permitted by the Credit Agreement); and (ii) except as expressly permitted by the Credit Agreement, assign or attempt to assign the Leases or the Rents to any Person other than Mortgagee. Upon the occurrence of any Event of Default, Mortgagor shall pay the Rents or cause the Rents to be paid to the Mortgagee, or to any receiver appointed to receive the Rents.

       Section 21.   Advances. Upon any Event of Default by Mortgagor, the
                     --------
Mortgagee may, at its option, remedy such Event of Default in accordance with the terms of the Credit Agreement, and all payments made by the Mortgagee to remedy an Event of Default (including reasonable attorneys' fees, charges and disbursements through all appeals) and the total of any payment or payments due from the Mortgagor to the Mortgagee which are in default, together with interest thereon at the rate payable from time to time as provided under the Credit Agreement (such interest to be calculated from the date of such advance to the date of payment thereof by the Mortgagor), shall be added to the debt secured by this Mortgage until paid, and the Mortgagor covenants to repay the same to the Mortgagee upon demand. Any such sums and the interest thereon shall be a lien on the Mortgaged Property prior to any other lien attaching to or accruing subsequent to the lien of this Mortgage to the fullest extent permitted by law.

       Section 22.   No Waiver of Existing or Future Rights. No other security
                     --------------------------------------
previously or hereafter granted by Mortgagor to Mortgagee to secure payment of the amount secured by this Mortgage shall be impaired or affected by this Mortgage; and no security subsequently taken by Mortgagee to secure payment of the amount secured by this Mortgage shall affect or impair the lien of this Mortgage, but all such additional security shall be deemed cumulative. Subject to the terms of the Credit Agreement, Mortgagee may resort for payment of the amount secured by this Mortgage to any security held by Mortgagee, in such order and manner as Mortgagee, in its sole discretion, may elect.

       Section 23.   Permitted Exceptions. Except as permitted pursuant to the
                     --------------------
Credit Agreement, at no time throughout the term of this Mortgage shall the Mortgagor create, incur, assume or suffer to exist any mortgage, pledge, lien, security interest, encumbrance, attachment, levy, distraint or other judicial process and burdens of any kind or nature on or with respect to any of the Mortgaged Property.

       Section 24.   Lease Provisions. Mortgagor covenants and agrees
                     ----------------
specifically with respect to each Lease, and the leasehold estate created thereunder that:

              (a) In case any proceeds of insurance upon the Land, the Mortgaged Property or any part thereof are deposited with any person other than the Mortgagee pursuant to the requirements of the Lease, then, upon Mortgagor obtaining knowledge of same, Mortgagor will promptly notify the Mortgagee in writing of the name and address of the person with whom such proceeds have been deposited and the amount so deposited.

              (b) Mortgagor will promptly notify the Mortgagee in writing of any request made by either party to a Material Lease to the other party thereto for arbitration or appraisal proceedings pursuant to such Lease, and of the institution of any arbitration or appraisal proceedings and promptly deliver to Mortgagee a copy of the determination of the arbitrators or appraisers in each such proceeding.

              (c) As further security for the Secured Indebtedness, Mortgagor hereby agrees to deposit with the Mortgagee a fully executed counterpart of the Lease and all supplements thereto and amendments thereof, in each case if and to the extent Mortgagor possesses such documents, to be retained by the Mortgagee until the Secured Indebtedness secured hereby is fully paid or until this Mortgage is released in accordance with the terms of the Credit Agreement.

              (d) As to any Material Lease relating to all or any portion of the Mortgaged Property, Mortgagor shall (i) as and to the extent required under the Credit Agreement, appear in and defend any action or proceeding arising under or in any manner connected with such Lease or the obligations of Mortgagor as lessor thereunder; (ii) exercise, within ten
       (10) days after a request by Mortgagee, any right to request from the lessee a certificate with respect to the status thereof; (iii) deliver to Mortgagee upon Mortgagee's request, a written statement, certified by Mortgagor as being true, correct and complete, to the best of Mortgagor's knowledge, containing the names of all lessees under Material Leases affecting the Mortgaged Property, the terms of all such Leases and the spaces occupied and rentals payable thereunder, and a list of all Material Leases which are then in default, including the nature and magnitude of such default.

              (e) All Leases entered into by Mortgagor after the date hereof, and all rights of any lessees thereunder shall be subject and subordinate in all respects to the lien and provisions of this Mortgage unless Mortgagee shall otherwise elect in writing; provided, however, that Mortgagee hereby agrees to the inclusion in all such Leases of a customary recognition and non-disturbance provision to the effect that Mortgagee (and any Person succeeding to the interest of Mortgagee under this Mortgage) will not disturb the applicable lessee's occupancy of the Mortgaged Property, or any other rights of such lessee under the applicable Lease, so long as the lessee is not in default under said Lease (after the expiration of all applicable cure periods).

              (f) All Leases entered into by Mortgagor after the date hereof shall provide that if any act or omission of Mortgagor would give any lessee under any such Lease the right, immediately or after lapse of a period of time, to cancel or terminate such Lease, or to abate or offset against the payment of rent or to claim a partial or total eviction, such lessee shall not exercise such right until it has given written notice of such act or omission to Mortgagee and until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice without a remedy being effected.

              (g) All Leases entered into by Mortgagor after the date hereof shall provide that in the event of the enforcement by Mortgagee of any remedy under this Mortgage, the lessee under each such Lease shall at Mortgagee's option attorn to Mortgagee (or to any other Person succeeding to the interest of Mortgagee as a result of such enforcement) and recognize Mortgagee or such successor in interest as lessor under the Lease without change in the provisions thereof; provided, however, Mortgagee or such successor in interest shall not be: (i) bound by any payment of an installment of rent or additional rent which may have been made more than thirty (30) days before the due date of such installment;
       (ii) bound by any amendment or modification to the Lease made without the consent of Mortgagee or such successor in interest; (iii) liable for any previous act or omission of Mortgagor (or its predecessors in interest);
       (iv) responsible for any monies owing by Mortgagor to the credit of such lessee or subject to any credits, offsets, claims, counterclaims, demands or defenses which the lessee may have against Mortgagor (or its predecessors in interest); (v) bound by any covenant to undertake or complete any construction of the premises demised under any Lease or any portion thereof; or (vi) obligated to make any payment to such lessee other than any security deposit actually delivered to Mortgagee or such successor in interest. Each such Lease shall provide that each lessee or other occupant, upon request by Mortgagee or such successor in interest, shall execute and deliver an instrument or instruments confirming such attornment and non-disturbance.


       Section 25.   [reserved].
                      --------

       Section 26.   Transfer of Mortgaged Property. Except as permitted
                     ------------------------------
pursuant to the Credit Agreement or an express provision of this Mortgage, Mortgagor shall not sell, transfer, convey or assign all or any portion of, or any interest in the Mortgaged Property, whether legal or equitable, by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest, lease option, contract or any other method of conveyance of real property interests.

       Section 27.   Future Advances. This Mortgage shall secure the payment of
                     ---------------
all loans, monies, credit and other Secured Indebtedness advanced under the Credit Agreement and the other Fundamental Documents and/or this Mortgage, whether the entire amount shall have been advanced at the date hereof or at a later date, or having been advanced, shall have been repaid in part and further advances made at a later date, and whether or not related to the original advances, together with the specified interest thereon all in accordance with the terms of the Credit Agreement. It is understood that, at any time before the cancellation and release of this Mortgage, the Credit Agreement and the other Fundamental Documents and/or this Mortgage, including the terms of repayment, may from time to time be modified or amended in writing thereon by the parties liable thereon and the holder thereof to include any future advance or advances for any purpose made by the holder, at its option, to or for said parties liable thereon.

       Section 28.   [reserved].
                      --------

       Section 29.   Other Security. Mortgagee may resort to any other security
                     --------------
held by Mortgagee for the payment of the Secured Indebtedness or the performance of the Obligations in such order and manner as Mortgagee may elect; provided however, that Mortgagee may resort to the sale of any other security held by Mortgagee for the payment of the Secured Indebtedness or the performance of the Obligations to the extent that the sale of any such other security is, in the reasonable judgment of Mortgagee, necessary for the payment of the Secured Indebtedness or the performance of the Obligations and no such action by Mortgagee shall operate to modify or terminate any of the rights, powers or remedies contained in the Credit Agreement or other Fundamental Documents.

       Section 30.   No Exhaustion of Remedies Required. Notwithstanding
                     ----------------------------------
anything contained herein to the contrary, Mortgagee shall not be under any duty to Mortgagor, any Affiliate, or others, including, without limitation, the holder of any junior, senior or subordinate mortgage on the Mortgaged Property or any part thereof or on any other security held by Mortgagee, to exercise or exhaust all or any of the rights, powers and remedies available to Mortgagee, whether under this Mortgage or any other document evidencing or securing the payment of the Secured Indebtedness or the performance of the Obligations prior to the sale of the Mortgaged Property.

       Section 31.   No Merger of Estates. If the Real Property consists of a
                     --------------------
leasehold estate, then so long as the Secured Indebtedness shall remain unpaid, unless Mortgagee shall otherwise consent, the fee title to any leasehold estate in the Real Property created by the Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates either in the lessor or in the lessee under the Lease or in a third party, by purchase or otherwise. Mortgagor further covenants and agrees that, in case it shall acquire the fee title, or any other estate, title or interest in the Real Property, or any part thereof, covered by the Lease or this Mortgage, this Mortgage shall attach to and cover and be a lien upon such other estate so acquired, and such other estate so acquired by Mortgagor shall be mortgaged to

Mortgagee and the lien hereof spread to cover such estate with the same force and effect as though specifically herein mortgaged. Mortgagor shall, upon demand, execute such further instruments to facilitate the intent of this Section as Mortgagee shall reasonably request.

       Section 32.   Revolving Loans. The Obligations secured by this Mortgage
                     ---------------
include Revolving Loans made, and Obligations relating to Letters of Credit issued or extended under the Credit Agreement which are advanced, paid and readvanced from time to time. Notwithstanding the amount outstanding at any particular time, this Mortgage secures the total amount of Obligations (except to the extent, if any, that the amount secured by this Mortgage is limited as specified in this Mortgage). The unpaid balance of the Revolving Loans and the Obligations relating to Letters of Credit issued or extended under the Credit Agreement may at certain times be, or be reduced to, zero. A zero balance, by itself, does not affect any Issuing Bank's obligation to issue or extend Letters of Credit or to make payments upon draws under Letters of Credit or any Lender's obligation to advance Revolving Loans or to participate in Letters of Credit subject to the conditions stated in the Credit Agreement. Each of the security interest of the Mortgagee hereunder and the priority of the lien of this Mortgage will remain in full force and effect with respect to all of the Obligations notwithstanding such a zero balance of the Revolving Loans, and obligations with respect to Letters of Credit and the lien of this Mortgage will not be extinguished, terminated or released except as expressly provided in this Mortgage or the Credit Agreement.

                                   ARTICLE II

            THE OCCURRENCE OF ANY OF THE FOLLOWING EVENTS SHALL BE AN
                     EVENT OF DEFAULT UNDER THIS MORTGAGE:

       Section 1.    Event of Default Under the Fundamental Documents. The
                     ------------------------------------------------
occurrence of any Event of Default under the Credit Agreement or the other Fundamental Documents.

       Section 2.    Transfers. If the Mortgaged Property, any part thereof, any
                     ---------
interest therein, or any interest in Mortgagor shall be transferred, conveyed, sold, assigned or encumbered, in violation of the terms and provisions of this Mortgage, the Credit Agreement and/or any other Fundamental Document.

       Section 3.    Breach of Covenants. The Mortgagor shall have failed to
                     -------------------
perform any of the terms, covenants, conditions or undertakings contained in this Mortgage and such failure shall continue unremedied for thirty (30) days after Mortgagor receives written notice from Mortgagee of said failure (provided that, for non-monetary defaults, if the nature of Mortgagor's failure is such that more time is reasonably required in order to cure, such failure shall not constitute an Event of Default, if Mortgagor commences to cure promptly within such thirty (30) day period, keeps Mortgagee reasonably informed of efforts to cure such failure, and diligently prosecutes the same to completion within a reasonable time); provided, however, that such thirty (30) day period shall only be available to the extent that the aforementioned failure hereunder does not also constitute an Event of Default under the Credit Agreement or the other Fundamental Documents for which no or a shorter grace period is available by the terms thereof.

                                   ARTICLE III

       SHOULD ANY EVENT OF DEFAULT BE MADE BY THE MORTGAGOR, THE MORTGAGEE MAY TAKE ANY OR ALL OF THE FOLLOWING ACTIONS, AT THE SAME OR AT DIFFERENT
                                     TIMES:

       Section 1.    Acceleration. The Mortgagee may declare the entire Secured
                     ------------
Indebtedness to be due and payable immediately, and upon any such declaration, the entire unpaid balance of the Secured Indebtedness shall be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Mortgagor, anything herein or in any other Fundamental Documents notwithstanding.

       Section 2.    Possession. The Mortgagee shall have the right forthwith
                     ----------
after any such Event of Default to enter upon, and take possession of, the Mortgaged Property, and to lease and let the said Mortgaged Property, and to receive all the Rents thereof which are overdue, due or to become due, and to apply the same, after payment of all necessary charges and expenses, on account of the amounts hereby secured, and the holder of this Mortgage is given and granted full power and authority to do any act or thing which the Mortgagor or the successors or assigns of the Mortgagor who may then own the Mortgaged Property might or could do in connection with the management and operation of the Mortgaged Property (including, without limitation, complete the construction of the Improvements and, in the course of such completion, make such changes as Mortgagee deems advisable). This remedy shall be effective either with or without any action brought to foreclose this Mortgage and without applying at any time for a receiver of such rents. Costs and expenses (including, without limitation, all reasonable attorneys' fees, expenses and charges through all appeals) incurred by the Mortgagee under this Section shall become part of the Secured Indebtedness secured hereunder.

       Section 3.    Foreclosure. (a) The Mortgagee may institute an action of
                     -----------
mortgage foreclosure, or take other action as the law may allow, at law or in equity, for the enforcement of this Mortgage, and proceed thereon to final judgment and execution of the entire amount secured hereby including costs of suit, interest and reasonable attorneys' fees. In case of any sale of the Mortgaged Property by virtue of judicial proceedings, the Mortgaged Property may be sold in one parcel and as an entirety or in such parcels, manner or order as the Mortgagee in its sole discretion may elect. The failure to make any tenant a party defendant to a foreclosure proceeding and to foreclose its rights will not be asserted by the Mortgagor as a defense in any proceeding instituted by the Mortgagee to collect the obligations secured hereby or any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property. Costs and expenses incurred by the Mortgagee (including, without limitation, all reasonable attorneys' fees, expenses and charges through all appeals) under this Section shall become part of the Secured Indebtedness secured hereby. Proceeds realized from a foreclosure of this Mortgage shall be applied in accordance with the provisions of the Credit Agreement and Section 5 of this
Article 3 and, in any event, in accordance with the provisions of Applicable
Law.

              (b)    [reserved].

              (c) Upon any foreclosure sale made under this Mortgage, Mortgagee may bid for and acquire the Mortgaged Property by crediting the sales price (after deducting the costs and expenses of sale and any other sums which Mortgagee is authorized to deduct) upon the indebtedness or other sums secured by this Mortgage.

              (d) Any foreclosure sale made under this Mortgage shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the Mortgaged Property and rights so sold, and shall be a perpetual bar, both at law and in equity, against Mortgagor and all Persons who may at any time claim the same, or any part thereof, from, through or under Mortgagor. Mortgagor hereby expressly waives any right to direct the order in which the Mortgaged Property shall be sold pursuant hereto.

              (e) To the fullest extent permitted by law, Mortgagor will not at any time insist upon, plead, or in any manner whatsoever claim, take or insist upon any benefit or advantage of any stay, extension or moratorium law; any law pertaining to the marshaling of assets or the administration of estates or decedents; any exemption from execution or sale (including, but not limited to, any exemption of homestead); any law providing for valuation or appraisal prior to any sale pursuant to this Mortgage, or any decree, judgment or order of any court of competent jurisdiction; any law allowing redemption of Mortgaged Property sold; or any law, now or at any time hereafter in force, which may affect the covenants and terms or performance of this Mortgage; and Mortgagor (for itself and all who claim under it) hereby expressly waives all benefit or advantage of such laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such laws had been made or enacted.

              (f) Mortgagor hereby requests that a copy of any Notice of Default and a copy of any Notice of Sale under this Mortgage be mailed to Mortgagor at Mortgagor's address for Notices as set forth in Section 2 of
       Article IV.

       Section 4.    [reserved].
                      --------

       Section 5.    Application of Proceeds; Excess Monies. The proceeds of any
                     --------------------------------------
foreclosure sale made under or by virtue of this Article, together with any other sums which may then be held by Mortgagee pursuant to this Mortgage, whether under the provisions of this Article or otherwise, shall be applied as follows:

              (a) first, to Mortgagee for payment of the costs and expenses (including, without limitation, all reasonable attorneys' fees, expenses and charges through all appeals) of such sale and of all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage, and all taxes and assessments due upon the Mortgaged Property at the time of such sale, except any taxes or assessments subject to which the Mortgaged Property shall have been sold;

              (b) second, to the payment of whatever may then remain unpaid on account of the Secured Indebtedness with interest thereon on the date of payment in accordance with the terms and any order of priorities specified in the Credit Agreement;

              (c) third, to the payment of any other sums required to be paid by Mortgagor pursuant to any provisions of the Fundamental Documents, including, without limitation, all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage or in connection with the enforcement thereof, together with interest on all such advances; and,

              (d) the balance to Mortgagor in accordance with the terms and any order of priorities specified in the Credit Agreement.

       Section 6.    Deficiency Decree.  If, at any foreclosure proceeding, the
                     -----------------
Mortgaged Property shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the judgment creditor shall be entitled to the entry of a deficiency decree against Mortgagor and against the property of Mortgagor for the amount of such deficiency; and Mortgagor does hereby irrevocably consent to the appointment of a receiver for the Mortgaged Property and the property of Mortgagor and of the Rents thereof after such sale and until such deficiency decree is satisfied in full.

       Section 7.    Appointment of Receiver. The Mortgagee may have a receiver
                     -----------------------
of the Rents of the Mortgaged Property appointed without the necessity of proving either the depreciation or the inadequacy of the value of the security or the insolvency of the Mortgagor or any person who may be legally or equitably liable to pay monies secured hereby, and the Mortgagor and each such person waive such proof and consent to the appointment of a receiver.

       Section 8.    Waivers of Right. Along with any and all agreements,
                     ----------------
waivers and relinquishments made by Mortgagor under this Mortgage and the other Fundamental Documents, Mortgagor waives (i) the benefit of all Applicable Laws now existing or that hereafter may be enacted providing for any appraisement before sale of any portion of the Mortgaged Property; and (ii) the benefit of all Applicable Laws that may be hereafter enacted in any way extending the time for enforcing collection of the Secured Indebtedness, or creating or extending a period of redemption from any sale made in collecting the Secured Indebtedness. Mortgagor acknowledges and agrees that the Real Property Assets are located in more than one State and therefor Mortgagor waives and relinquishes any and all rights it may have, whether at law or equity, to require Mortgagee to proceed to enforce or exercise any rights, powers and remedies they may have under the Credit Agreement and the other Fundamental Documents in any particular manner, in any particular order, or in any particular State or other jurisdiction. Mortgagor further agrees that any particular proceeding, including without limitation foreclosure through court action (in a state or federal court) or power of sale, may be brought and prosecuted in the local or federal courts of any one or more States as to all or any part of the Real Property, wherever located, without regard to the fact that any one or more prior or contemporaneous proceedings have been situated elsewhere with respect to any other part of the Real Property. To the fullest extent that Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any redemption, valuation, appraisement, stay of execution or extension, and Mortgagor, for Mortgagor, Mortgagors' heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, marshaling, stay of execution, extension, and notice of election to mature or declare due the whole of the Secured Indebtedness in the event of foreclosure of the liens hereby created. Mortgagor further agrees that if any law referred to in this Section and now in force, of which Mortgagor, Mortgagor's heirs, devisees, representatives, successors and assigns or other person might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section. Mortgagor expressly waives and relinquishes any and all rights and remedies that Mortgagor may have or be able to assert by reason of the laws of the State of jurisdiction pertaining to the rights and remedies of sureties. Mortgagor makes these agreements, waivers and relinquishments knowingly after consulting with and considering the advice of independent legal counsel selected by Mortgagor.

       Section 9.    Other Remedies. In an Event of Default the Mortgagee may
                     --------------
also exercise any and all remedies available to it in law or in equity or in the Credit Agreement or in the other Fundamental Documents without regard as to any particular order of remedy exercised. Without limiting the foregoing, Mortgagee shall be entitled to enforce payment and performance of the Secured Indebtedness or the Obligations and to exercise all rights and powers under this Mortgage or under any Fundamental Document or other agreement or any laws now or hereafter in force, notwithstanding that some or all of the Secured Indebtedness and the Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as Mortgagee may in Mortgagee's absolute discretion determine. No right or remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Fundamental Documents to Mortgagee, or to which Mortgagee may be otherwise entitled, may be exercised concurrently or independently, from time to time and as often as may be deemed expedient by Mortgagee and either of them may pursue inconsistent remedies.

       Section 10.   Multisite Collateral. If(a) the Real Property shall consist
                     --------------------
of one or more parcels, whether or not contiguous and whether or not located in the same county or city, or (b) in addition to this Mortgage, Mortgagee shall now or hereafter hold or be the mortgagee or beneficiary of one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) securing the Secured Indebtedness upon other property in the State in which the Real Property is located (whether or not such property is owned by Mortgagor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, Mortgagee may, at its election, commence or consolidate in a single trustee's sale or foreclosure action all trustee's sale or foreclosure proceedings against all such collateral securing the Secured Indebtedness (including the Mortgaged Property), which action may be brought or consolidated in the courts of, or sale conducted in, any county or city in which any of such collateral is located. Mortgagor acknowledges that the right to maintain a consolidated trustee's sale or foreclosure action is a specific inducement to Mortgagee to extend the Secured Indebtedness, and Mortgagor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. Mortgagor
           ----- --- ----------
further agrees that if Mortgagee shall be prosecuting one or more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Secured Indebtedness, or if Mortgagee shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral (or, in the case of a trustee's sale, shall have met the statutory requirements therefor with respect to such collateral), then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Real Property is located, Mortgagee may commence or continue any trustee's sale or foreclosure proceedings and exercise its other remedies granted in this Mortgage against all or any part of the Mortgaged Property and Mortgagor waives any objections to the commencement or continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Mortgage or such other proceedings on such basis. The commencement or continuation of proceedings to sell the Mortgaged Property in a trustee's sale, to foreclose this Mortgage or the exercise of any other rights hereunder or the recovery of any judgment by Mortgagee or the occurrence of any sale by the Mortgagee in any such proceedings shall not prejudice, limit or preclude Mortgagee's right to commence or continue one or more trustee's sales, foreclosure or other proceedings or obtain a judgment against (or, in the case of a trustee's sale, to meet the statutory requirements for any such sale of) any other collateral (either in or outside the State in which the Real Property is located) which directly or indirectly secures the Secured Indebtedness, and Mortgagor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other sales or proceedings or exercise of any remedies in such sales or proceedings based upon any action or judgment connected to this Mortgage, and Mortgagor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other sales or proceedings or any sale or action under this Mortgage on such basis. It is expressly understood and agreed that, to the fullest extent permitted by law, Mortgagee may, at its election, cause the sale of all collateral which is the subject of a single trustee's sale or foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Secured Indebtedness (directly or indirectly) in the most economical and least time-consuming manner.

       Section 11.   JURY WAIVER. TO THE EXTENT NOT PROHIBITED BY APPLICABLE
                     -----------
LAW, WHICH CANNOT BE WAIVED, IT IS MUTUALLY AGREED BY AND BETWEEN MORTGAGOR AND MORTGAGEE THAT THE PARTIES WAIVE TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS MORTGAGE AND/OR THE CONDUCT OF THE RELATIONSHIP BETWEEN MORTGAGOR AND MORTGAGEE.

       Section 12.   Service of Process. In the event the Mortgagee brings any
                     ------------------
action or commences any proceeding to enforce the provisions of this Mortgage, service of copies of the summons and complaint and any other process which may be served in any such action or proceeding may be made in accordance with the terms of the Credit Agreement. Nothing in this Section shall affect the right of the Mortgagee to serve legal process in any other manner permitted by law.

       Section 13.   Invalidity of Certain Provisions. If the lien of this
                     --------------------------------
Mortgage is invalid or unenforceable as to any part of the Secured Indebtedness, or if the lien is invalid or unenforceable as to any part of the Mortgaged Property, the unsecured or partially secured portion of the Secured Indebtedness shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the Secured Indebtedness, and all payments made on the Secured Indebtedness, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the Secured Indebtedness that is not secured or fully secured by the lien of this Mortgaged Property.

                                   ARTICLE IV

                                  MISCELLANEOUS

       Section 1.    Cumulative Rights. The rights and remedies herein expressed
                     -----------------
to be vested in or conferred upon the Mortgagee shall be cumulative and shall be in addition to and not in substitution for or in derogation of the rights and remedies conferred by any Applicable Law. The failure, at any one or more times, of the Mortgagee to assert the right to declare the Secured Indebtedness due or the granting of any extension or extensions of time of payment of the Secured Indebtedness either to the maker or to any other person, or taking of other or additional security for the payment thereof, or releasing any security, or changing any of the terms of this Mortgage, the Credit Agreement, the other Fundamental Documents or other obligations accompanying this Mortgage, or waiver of or failure to exercise any right under any covenant or stipulation herein contained shall not in any way affect this Mortgage nor the rights of the Mortgagee hereunder, nor operate as a release from any personal liability upon the Credit Agreement and the other Fundamental Documents or obligation accompanying this Mortgage, nor under any covenant or stipulation therein contained, nor under any agreement assuming the payment of said obligation.

         Section 2.  Notices. Notices and other communications provided for
                     -------
herein shall be in writing and shall be delivered or mailed (or if by facsimile communications equipment, delivered by such equipment) addressed, (a) if to the Mortgagee, to it at Agency Management, 1455 Market Street, 5/th/ Floor, Mail
Code: CA5-701-05-19, San Francisco, California 94103, Attention: Mark Doherty, Facsimile No.: (415) 503-5137 with a copy to 101 North Tryon Street, 15/th/ Floor, NC-001-15-04, Charlotte, North Carolina, Attn: Richard Wright, Facsimile
No.: (704) 409-0127, or (b) if to Mortgagor, to it at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207-1642, Attn: General Counsel, Facsimile
No.: (502) 357-9001, with a courtesy copy to Barack, Ferrazzano, Kirschbaum & Nagelberg, LLC, 333 West Wacker Drive, Suite 2700, Chicago, Illinois, Attn:
Howard J. Kirschbaum, Facsimile No.: (312) 984-3150, or (c) such other address as such party may from time to time designate by giving written notice to the other parties hereunder. Any failure of any Person giving notice pursuant to this Section to provide a courtesy copy to a party as provided herein shall not affect the validity of such notice. All notices and other communications given to any party hereto in accordance with the provisions of this Mortgage shall be deemed to have been given (x) on the date of receipt, when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, (y) when delivered, if delivered by hand or overnight courier service or (z) when receipt is acknowledged, if by facsimile communications equipment, in each case addressed to such party as provided in this Section or in accordance with the latest unrevoked written direction from such party. No notice to or demand on Mortgagor shall entitle Mortgagor to any other or further notice or demand in the same, similar or other circumstances.

         Section 3.  Successors and Assigns. This Mortgage and all its terms,
                     ----------------------
covenants, conditions, and provisions are intended and shall be held to be real covenants running with the Land and shall bind Mortgagor and Mortgagor's heirs, legal representatives, successors, assigns, and any and all subsequent owners, successors in title, encumbrancers, and tenants of the Real Property and shall inure to the benefit of Mortgagee and Mortgagee's successors, assigns and legal representatives and all subsequent holders of this Mortgage.

         Section 4.  Gender.  When such interpretation is appropriate, any word
                     ------
denoting gender used herein shall include all persons, natural or artificial, and words used in the singular shall include the plural.

         Section 5.  Severability. If any court determines that any provision of
                     ------------
this Mortgage is void or unenforceable, the Mortgage shall remain in effect in accordance with its terms excluding the provision declared void or unenforceable, unless Mortgagee (in Mortgagee's exclusive discretion) determines that the entire Mortgage should be terminated. Whenever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Mortgage shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Mortgage.

     Section 6.  Amendment. This Mortgage may not be changed or terminated, or
                 ---------
any term or provision thereof waived or discharged, except in writing signed by the party against whom such change, termination, waiver or discharge is sought. Schedule "A" and Schedule "B" annexed hereto are made a part of this Mortgage as though fully set forth herein.

     SECTION 7.  GOVERNING LAW. THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED
                 -------------
IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE IN WHICH THE REAL PROPERTY IS LOCATED.

     Section 8.  Limitation of Interest. It is the intent of Mortgagor and
                 ----------------------
Mortgagee in the execution of this Mortgage and all other Fundamental Documents to contract in strict compliance with the usury laws governing the Secured Indebtedness evidenced by the Credit Agreement and the other Fundamental Documents. In furtherance thereof, Mortgagor and Mortgagee stipulate and agree that none of the terms and provisions contained in the Fundamental Documents shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws governing the Loans evidenced by the Credit Agreement and the other Fundamental Documents. Mortgagor or any Guarantor, endorser or other party now or hereafter becoming liable for the payment of the Secured Indebtedness shall never be required to pay interest on the Secured Indebtedness at a rate in excess of the maximum interest that may be lawfully charged under the laws governing the Loans evidenced by the Credit Agreement and the other Fundamental Documents, and the provisions of this Section shall control over all other provisions of the Credit Agreement and the other Fundamental Documents and any other instrument executed in connection herewith which may be in apparent conflict herewith. In the event any holder of the Secured Indebtedness shall collect monies that are deemed to constitute interest and that would otherwise increase the effective interest rate on the Secured Indebtedness to a rate in excess of that permitted to be charged by the laws governing the Loan evidenced by the Credit Agreement and the other Fundamental Documents, all such sums deemed to constitute interest in excess of the legal rate shall be applied to the unpaid principal balance of the Secured Indebtedness and, if in excess of such balance, shall be immediately returned to Mortgagor upon such determination.

     Section 9.  Conflict. In case of any conflict or inconsistency between any
                 --------
provision of this Mortgage and the Credit Agreement, the provisions of the Credit Agreement shall control.

     THE MORTGAGOR HEREBY DECLARES THAT THE MORTGAGOR HAS READ THIS MORTGAGE, HAS SIGNED THIS MORTGAGE AS OF THE DATE AT THE TOP OF THE FIRST PAGE AND THE MORTGAGOR ACKNOWLEDGES THAT IT HAS RECEIVED A TRUE AND COMPLETE COPY OF THIS MORTGAGE.

     IN WITNESS WHEREOF, the Mortgagor and the Administrative Agent have duly caused this Mortgage to be duly executed and delivered as of the day and year first above written.

                                   VENTAS REALTY, LIMITED PARTNERSHIP,
                                   a Delaware limited partnership


                                   By:   Ventas, Inc., a Delaware corporation,
                                         its general partner


                                         By:  /s/ John C. Thompson
                                              --------------------------------
                                              Name:  John C. Thompson
                                              Title: EVP

                                   BANK OF AMERICA, N.A., a national banking association, as Administrative Agent


                                         By:  /s/ Kevin Wagley
                                              --------------------------------
                                              Name:  Kevin Wagley
                                              Title: Principal

     Done at New York, New York this 17th day of April, 2002.

In the Presence Of:                      Ventas Realty, Limited Partnership,
                                         Mortgagor


Catherine M. Kanter                     By: John C. Thompson
-----------------------------               -----------------------------------
Witness                                     _______, duly authorized agent




STATE OF NEW YORK            )
                             ) ss.:
COUNTY OF NEW YORK           )


     At New York, New York on this 17th day of April, 2002, personally appeared before me John Thompson, EVP and duly authorized agent of the above named Mortgagor who executed the foregoing instrument before me and declared the same to be his/her free act and deed and the free act and deed of the above named Mortgagor.


                                         Margaret H. Pease
                                         --------------------------------
                                         Notary Public
                                         A Notary residing in NY County, NY


                                         [NOTARY SEAL]

     Done at New York, New York this 17th day of April, 2002.

In the Presence Of:                      Bank of America, N.A., as
                                         Administrative Agent


Catherine M. Kanter                      By:  Kevin Wagley
-----------------------------               ------------------------------------
Witness                                     _______, duly authorized agent




STATE OF NEW YORK            )
                             ) ss.:
COUNTY OF NEW YORK           )


     At New York, New York on this 17th day of April, 2002, personally appeared before me Kevin Wagley, Principal and duly authorized agent of the above named Mortgagor who executed the foregoing instrument before me and declared the same to be his/her free act and deed and the free act and deed of the above named Administrative Agent.

                                         Margaret H. Pease
                                         --------------------------------------
                                         Notary Public
                                         A Notary residing in NY County, NY


                                         [Notary Seal]


Prepared By:

Edward S. Booher, Jr.
Moore & Van Allen PLLC
100 North Tryon Street, Suite 4700
Charlotte, North Carolina 28202-4003
(704) 331-1083